SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 22, 1998


                          THE SPECTRANETICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      000-19711                84-0997049
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)


                  96 Talamine Court, Colorado Springs, CO 80907
               (Address of Principal Executive Offices) (Zip Code)

                                 (719) 633-8333
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     On December 22, 1998, The Spectranetics Corporation ("Spectranetics") entered into agreements with investors to raise $7,600,000 in a private placement of 3,800,000 shares of its Common Stock, par value $.001 per share. A copy of Spectranetics' press release dated December 30, 1998 is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference herein in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibit is filed as part of this Report:

          99.1 Press Release of Spectranetics dated December 30, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE SPECTRANETICS CORPORATION
                                                  (Registrant)


                                         By:  /s/ James P. McCluskey
                                              -------------------------------
                                                  James P. McCluskey
                                                  Vice President, Finance and
                                                  Chief Financial Officer


Dated:   December 30, 1998

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                                  EXHIBIT INDEX

Exhibit
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 99.1     Press Release of Spectranetics dated December 30, 1998.

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